     As filed with the Securities and Exchange Commission on March 22, 2004

1933 Act File No. 333-__________

1940 Act File No. 811-21535

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

X REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


__          Pre-Effective Amendment No. _______
__          Post-Effective Amendment No. ______

                                     and/or

X     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

__    Amendment No. ________

                   PIONEER INTERNATIONAL INCOME & GROWTH TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
             Registrant's Telephone Number, including Area Code

          Dorothy E. Bourassa, Pioneer Investment Management, Inc.
                60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:  David C. Phelan, Esq.
            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

   Title of
  Securities                       Proposed Maximum    Proposed Maximum
     Being       Amount Being      Offering Price        Aggregate           Amount of
  Registered      Registered          Per Unit         Offering Price     Registration Fee
  ----------      ----------          --------         --------------     ----------------
Common Shares     50,000 shares         $20.00          $1,000,000.00          $126.70



The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

                PRELIMINARY PROSPECTUS DATED [          ], 2004

PRELIMINARY PROSPECTUS

                                                                  (PIONEER LOGO)

                          [                  ] SHARES

                          PIONEER INTERNATIONAL INCOME
                                 & GROWTH TRUST

                                 COMMON SHARES
                                $20.00 PER SHARE
                             ----------------------

     Investment Objectives. Pioneer International Income & Growth Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. The Trust's primary investment objective is to provide a high level of current income. As a secondary investment objective the Trust may seek capital appreciation. There can be no assurance that the Trust will achieve its investment objectives.

     Portfolio Contents. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% if its assets in debt and equity securities of non-U.S. issuers that Pioneer Investment Management, Inc. (the "Adviser") believes offer attractive yield or total return potential. The Trust has the authority to invest in a broad range of issuers and segments of the international debt and equity markets. The Adviser allocates the Trust's assets among the following sectors:

     - equity securities of emerging market and other non-U.S. issuers, primarily issuers which pay a high level of dividend income,
     - investment and non-investment grade corporate and governmental debt securities of emerging market issuers, and
     - investment and non-investment grade debt securities of corporate and governmental issuers located in developed countries.

The Trust may vary the percentage of its assets invested in, and is not subject to a minimum or maximum allocation to, any one of these sectors. All or a substantial portion of the Trust's assets may be invest in equity or debt securities of issuers located in emerging markets or in non-investment grade debt securities. Since the Trust intends to initially invest a substantial portion of its assets in equity and debt securities of emerging market issuers and in junk bonds of developed markets, an investment in the Trust is subject to risks of such investments. Because the Trust has no limit on investment in non-investment grade debt securities of issuers in developed and emerging markets, it will be subject to the risks of such securities. Below investment grade securities (that is, securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or unrated securities of comparable quality) are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in a wide range of debt securities, including corporate bonds, mortgage- and asset-backed securities, foreign government obligations as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.
                                                   (continued on following page)

      INVESTING IN THE TRUST'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE [ ] OF THIS PROSPECTUS.
                             ----------------------

                                                                              TOTAL ASSUMING
                                                                             FULL EXERCISE OF
                                                                              OVERALLOTMENT
                                                  PER SHARE      TOTAL            OPTION
                                                  ---------      -----       ----------------
Public offering price...........................   $20.00
Sales load......................................   $
Estimated offering expenses (1).................   $
Proceeds, after expenses, to the Trust..........   $

     (1)  The offering expenses are estimated to be approximately $[        ] or
          $[        ] per share. The Adviser has agreed to pay all the Trust's organizational expenses and to pay the amount by which the aggregate
          offering expenses, other than the sales load, exceed [    ] per share.

     The underwriters may also purchase up to [    ] additional common shares at
the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The common shares will be ready for delivery on or about [    ], 2004.
                             ----------------------
                The date of this prospectus is [     ]   , 2004.

(continued from previous page)

      Investment Adviser. Pioneer Investment Management, Inc. is the Trust's investment adviser. As of March 31, 2004, the Adviser had approximately $[ ] billion in assets under management. See "Management of the Trust."

      No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares have been approved for listing on the New York Stock Exchange under the symbol "PGO" subject to official notice of issuance.

      Leverage. The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an
aggregate liquidation preference representing approximately [     ]% of the
Trust's total assets after such issuance. The Trust may also borrow or issue debt securities for leveraging purposes. By using leverage, the Trust will seek to obtain a higher return for the holders of its common shares than if the Trust did not use leverage. Leverage is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Leverage."

      The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the Trust's common shares, and retain it for future reference. A Statement of Additional Information, dated
[     ], 2004, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [ ] of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Summary of Trust Expenses...................................   21
The Trust...................................................   24
Use of Proceeds.............................................   24
Investment Objectives and Principal Investment Strategies...   24
Portfolio Contents..........................................   26
Leverage....................................................   34
Risk Factors................................................   36
Management of the Trust.....................................   46
Dividends and Distributions.................................   48
Automatic Dividend Reinvestment Plan........................   50
Closed-End Fund Structure...................................   52
Possible Conversion to Open-End Status......................   52
U.S. Federal Income Tax Matters.............................   53
Net Asset Value.............................................   56
Description of Shares.......................................   57
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................   59
Underwriting................................................   61
Administrator, Custodian, Transfer Agent, Registrar and
  Dividend Disbursing Agent.................................   63
Validity of Common Shares...................................   63
Table of Contents for the Statement of Additional
  Information...............................................   64

                             ---------------------
      You should rely only on the information contained in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Trust's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

                        PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

      Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

      The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment adviser and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Trust's privacy policies, please visit http://www.pioneerfunds.com.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Trust's common shares, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE TRUST...................  The Trust is a newly organized, diversified, closed-end management investment company. See "The Trust."

THE OFFERING................  The Trust is offering [     ] common shares of
                              beneficial interest, no par value, at an initial
                              offering price of $20.00 per share. The common
                              shares are being offered by a group of
                              underwriters led by [     ] (the "underwriters").
                              The common shares of beneficial interest are
                              called "common shares" in the rest of this
                              prospectus. You must purchase at least 100 common
                              shares to participate in this offering. Investors
                              will be required to pay a sales load of 4.5% of
                              the initial offering price, which will reduce the
                              initial amount invested. The Trust has granted to
                              the underwriters the right to purchase up to an
                              additional [     ] common shares at the public
                              offering price, less the sales load, within 45
                              days from the date of this prospectus to cover
                              orders in excess of [     ] common shares. The
                              Trust will pay up to [     ] per share for the
                              Trust's offering expenses. Consequently, giving
                              effect to the sales load and assuming offering
                              expenses of [     ] per share, the initial net
                              asset value of the common shares would be [     ]
                              immediately after their issuance. The Adviser has
                              agreed to pay the Trust's organizational expenses
                              and offering expenses (other than the sales load)
                              with respect to the common shares to the extent
                              these expenses exceed [     ] per share. See
                              "Underwriting."

INVESTMENT OBJECTIVES AND
  PRINCIPAL INVESTMENT
  STRATEGIES................  Investment Objectives.  The Trust's primary investment objective is to provide a high level of current income. As a secondary investment objective the Trust may seek capital appreciation. There can be no assurance that the Trust will achieve its investment objectives.

                              Principal Investment Strategies. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% if its assets in debt and equity securities of non-U.S. issuers that the Adviser believes offer attractive yield or total return potential. The Trust has the authority to invest in a broad range of issuers and segments of the international debt and equity markets. The Adviser allocates the Trust's assets among the following sectors:

                              - equity securities of emerging market and other
                                non-U.S. issuers, primarily issuers which pay a high level of dividend income,

                              - investment and non-investment grade corporate
                                and governmental debt securities of emerging market issuers, and

                              - investment and non-investment grade debt
                                securities of corporate and governmental issuers located in developed countries.

                              The Trust may vary the percentage of its assets invested in any one of these sectors based on the Adviser's view of underlying security values, global economic and monetary conditions. The Trust is not subject to a minimum or maximum allocation to any one of these sectors. All or a substantial portion of the Trust's assets may be invest in equity or debt securities of issuers located in emerging markets or in non-investment grade debt securities. Since the Trust intends to initially invest a substantial portion of its assets in equity and debt securities of emerging market issuers and in junk bonds of developed markets, an investment in the Trust is subject to risks of such investments. Because the Trust has no limit on investment in non-investment grade securities of developed and emerging market issuers, the Trust will be subject to the risks of such securities. Below investment grade securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P) are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in a wide range of debt securities, including corporate bonds, mortgage- and asset-backed securities, foreign government obligations as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.

                              Fixed income security selection. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust's investment objectives. The Adviser's investment process begins with an investment universe that includes all fixed income sectors, with an emphasis on international high yield and emerging markets. In assessing the appropriate maturity, rating, country, sector and industry weightings of the Trust's portfolio of fixed income securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, monetary and fiscal policies and the relative value of the U.S. dollar compared to other currencies. Using fundamental analysis, the Adviser makes country, sector and industry allocations on the basis of a relative value analysis. Sector and industry weightings are determined based upon a bottom up approach, with a value focus. In making such analysis, the portfolio management team draws upon the resources of the Adviser's global team of fixed income and equity analysts. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as comparable yields), liquidity and rating, sector and issuer diversification. Specific security selection is based upon a combination of quantitative and qualitative factors. The quantitative factors seek to identify superior companies and countries with strong fundamentals and currencies with attractive valuations. The qualitative factors focus upon relative value and historical spread/yield. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

                              Duration management. The Adviser will actively manage the duration of the Trust's portfolio of debt securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, actions of the Federal Reserve Board and other monetary authorities and capital markets activity, among other factors, in developing its global outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The Adviser will modify the average duration of the Trust's portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Trust's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.

                              Equity security selection. The Adviser uses a value approach to select the Trust's equity investments. Using this investment style, the Adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. The Adviser seeks to invest in equity securities that provide higher yields. The Adviser employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the Adviser determines the relative attractiveness of investing in a particular country, including different emerging markets. In assessing the investment potential of each country, the Adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Factors the Adviser looks for in selecting investments include:

                              - Issuers in countries expected to have positive
                                economic and market environments;

                              - Favorable expected returns relative to perceived
                                risk;

                              - Companies expected to benefit from long-term
                                trends in the economy;

                              - Low market valuations relative to expected
                                earnings, assets, cash flow and revenues;

                              - Turnaround potential for companies that have
                                been through difficult periods;

                              - Management with demonstrated ability and
                                commitment to the company; and

                              - Issuer's industry has strong fundamentals, such
                                as increasing or sustainable demand and barriers to entry.

PORTFOLIO CONTENTS..........

                              Emerging Market and Other Non-U.S.
                              Securities. The Trust will invest its assets in debt and equity securities of non-U.S. issuers. A significant portion of the Trust's assets may be invested in securities of issuers located in emerging markets. Emerging markets are countries that have an emerging stock market as defined by Morgan Stanley Capital International ("MSCI"), countries with low- to middle income economies as classified by the World Bank, and other countries or markets that the Adviser believes have similar emerging characteristics. The Adviser has broad discretion in determining the countries in which the issuers of the Trust's portfolio securities will be located, provided that the issuers will be located in at least three non-U.S. countries. The performance of emerging market equity securities depends upon currency values, political and regulatory environments, and overall economic factors in the countries in which the Trust invests. The value of non-U.S. securities may be affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. and abroad), relations between nations and trading, settlement, custodial and other operational risks. Because non-U.S. companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.

                              High Yield Securities. The Trust may invest in fixed income securities of corporate and governmental issuers that are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Trust may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. For purposes of the Trust's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the trust will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The Trust's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Trust invests in high yield securities with a broad range of maturities.

                              Equity Securities. The equity securities in which the Trust may invest include common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depository receipts on stocks, convertible debt securities, warrants and rights. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Trust may also purchase European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities.

                              Convertible Securities. The Trust's investments in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                              Loans. The Trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The corporate or governmental loans in which the Trust invests primarily consist of direct obligations of a borrower and may include leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes as well as loans to corporate or governmental issuers which do not have credit ratings or the credit rating of the issuer's long-term debt is below investment grade. The Trust may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a loan. By purchasing a participation, the Trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower.

                              Distressed Securities. The Trust may invest up to [ ]% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or which are unrated investments considered by the Adviser to be of comparable quality. An investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Trust seeks capital appreciation through investment in distressed securities, the Trust's ability to achieve current income for its shareholders may be diminished. The Trust also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (for example, through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).

                              Illiquid Securities. The Trust may invest up to 25% of its total assets in illiquid securities, which are securities that can not be disposed of by the Trust within seven days in the ordinary course of business at approximately the amount at which the Trust values the securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Trust's assets being invested in thinly traded securities. The Trust may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

                              Other Securities. The Trust may invest up to 20% of its assets debt and equity securities of U.S. issuers. Normally, the Trust invests substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in securities with remaining maturities of less than one year, equity securities, cash equivalents or may hold cash. For temporary defensive purposes, the Trust may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Trust may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE
  RISK......................  The Trust intends to use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Trust may purchase derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, to protect the value of the Trust's overall portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, manage the interest rate exposure of the trust, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

USE OF LEVERAGE BY THE
TRUST.......................  The Trust intends to use leverage through the issuance of preferred shares and through the use of interest rate transactions. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference of approximately
                              [     ]% of the Trust's total assets after such
                              issuance. The Trust is also authorized to borrow or issue debt securities for leveraging purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation preference may not exceed 50% of the Trust's total assets less the Trust's liabilities and indebtedness). Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such borrowing the Trust has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. The fees and expenses attributed to leverage, including all offering expenses, will be borne by holders of common shares. The Trust may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser's outlook for international equity and debt securities and the costs that the Trust would incur as a result of such leverage. The Trust's leveraging strategy may not be successful. By leveraging its investment portfolio, the Trust creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such leverage decreases while the Trust's obligations remain fixed or increase with a rise in prevailing interest rates, greater volatility in the Trust's net asset value and the market price of and dividends on the Trust's common shares and higher expenses. Since the Adviser's fee is based on a percentage of the Trust's managed assets (including preferred shares), its fee will be higher if the Trust is leveraged and the Adviser will thus have an incentive to leverage the Trust. The Adviser intends only to leverage the Trust when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage.

SPECIAL RISK
CONSIDERATIONS..............  The following is a summary of the principal risks of investing in the Trust. You should read the fuller discussion in this prospectus under "Risk Factors" on page [ ].

                              General. The Trust is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objectives.

                              No Operating History. The Trust is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

                              Market Discount Risk. Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Trust's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Trust will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid by the Trust.

                              Non-U.S. Securities Risk. The value of non-U.S. securities may be affected by changes in currency exchange rates, tax laws (including withholding tax), government policies (in the U.S. and abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing in international securities are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

                              Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt and equity markets are less than in comparable U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

                              Certain non-U.S. jurisdictions, including emerging markets countries, may impose withholding tax on income and/or capital gains realized by the Trust in such jurisdictions. In some, but not all cases, such withholding tax may be reduced or eliminated by tax treaties between the U.S. and such countries. Any withholding tax would reduce the return realized by the Trust on investments in such jurisdictions.

                              Emerging Markets Risk. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Trust's income from such securities.

                              In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Trust's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Trust to suffer a loss of any or all of its investments.

                              The market values of corporate debt securities are sensitive to individual corporate developments and changes in economic conditions. Emerging market issuers may be highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired, resulting in a higher risk of default.

                              Currency Risk. A substantial portion of the Trust's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Trust's investment performance may be negatively affected by a devaluation of a currency in which the Trust's investments are quoted or denominated. Further, the Trust's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                              High Yield Debt Securities Risk. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Trust is subject to the following specific risks:

                              -   increased price sensitivity to changing
                                  interest rates and to a deteriorating economic environment;

                              -   greater risk of loss due to default or
                                  declining credit quality;

                              - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                              The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Trust's net asset value.

                              Sovereign Debt Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

                              A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

                              Interest Rate Risk. Interest rate risk is the risk that fixed income securities (and the Trust's net assets) will decline in value because of changes in interest rates. In addition to the risks discussed above, fixed income securities are subject to certain risks, including:

                              - if interest rates go up, the value of debt securities in the Trust's portfolio generally will decline;

                              - during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. An issuer may redeem a high yield obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

                              -   the Adviser's judgment about the
                                  attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

                              Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                              Common Stock Risk. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks, particularly common stocks of emerging market issuers, also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

                              Value Investing Risk. The Trust focuses its equity investments on common stocks that the Adviser believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.

                              Leveraging Risk. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                              - the likelihood of greater volatility of net asset value and market price of and dividends on the Trust's common shares;

                              - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

                              - increased operating costs, which are borne entirely by the Trust's common shares and which may reduce the total return on the Trust's common shares; and

                              - the potential for a decline in the value of an investment acquired with leverage, while the Trust's obligations as a result of such leverage remain fixed.

                              To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust's assets decline in value, the return of the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                              Illiquid Investments Risk. The Trust may invest up to 25% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Trust's operations require cash and could result in the Trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                              Derivatives Risk. Even a small investment in derivatives can have a significant impact on the Trust's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Trust's other investments, the Trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                              Risk of Conflicting Interests of Holders of Common and Preferred Shares. Although the Trust's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. The preferred shares will be entitled to that dividend, and no more, regardless of the income of the Trust. The holders of the common shares will bear all of the expenses of the Trust, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Trust is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Trust does not comply with these limitations, the Trust would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Trust will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Trust is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Trust has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Trust to an open-end investment company, which may prevent the common shareholders from controlling the Trust as to such matters even though the common shares represent a majority of the economic interests in the Trust.

                              Anti-Takeover Provisions Risk.  The Trust's
                              Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Trust and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER..........  Pioneer Investment Management, Inc. is the Trust's
                              investment adviser. The Adviser is responsible on a day-to-day basis for investment of the Trust's portfolio in accordance with its investment objectives and principal investment strategies. The Adviser makes all investment decisions for the Trust and places purchase and sale orders for the Trust's portfolio securities.

                              The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of March 31, 2004, assets under management by the Adviser and its affiliates were approximately $[ ] billion worldwide, including over $[ ] billion in assets under management by the Adviser. As of March 31, 2004, the Adviser managed approximately $[ ] billion in international debt and equity
                              securities and approximately $     billion in high
                              yield securities.

                              The Trust pays the Adviser a fee for its investment advisory services equal on an annual basis to [ ]% of the Trust's average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any financial leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. The fee is accrued daily and payable monthly.

                              [The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlements), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code, or any other nonrecurring or non-operating expenses) to [ ]% of the Trust's average daily managed assets. The Adviser (and not the Trust) has agreed to provide certain additional compensation to the underwriters. See "Underwriting."]

LISTING.....................  The Trust's common shares have been approved for listing on the New York Stock exchange under the trading or "ticker" symbol "PGO" subject to official notice of issuance.

ADMINISTRATOR, CUSTODIAN,
  TRANSFER AGENT, REGISTRAR
  AND DIVIDEND DISBURSING
  AGENT.....................  [                         ] will serve as the
                              Trust's administrator. Brown Brothers Harriman &
                              Co. will serve as the Trust's custodian.

                              Pioneer Investment Management Shareholder
                              Services, Inc. will serve as the Trust's transfer agent, registrar and dividend disbursing agent.
                              [                         ] will serve as the
                              sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

MARKET PRICE OF COMMON
  SHARES....................  Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Trust's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Trust cannot predict whether the common shares will trade at, above or below net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Trust. See "Use of Proceeds." In addition to the net asset value, the market price of the Trust's common shares may be affected by such factors as the Trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Trust (which are in turn affected by expenses), factors affecting the market for municipal and equity securities, call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The Trust's common shares are designed primarily for long-term investors. You should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS...............  The Trust intends to distribute to common shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Trust expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this prospectus. At times, in order to maintain a stable level of distributions, the Trust may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Trust may also make distributions that constitute a return of capital. The Trust cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Trust's common shares. The amount of each monthly distribution will vary depending on a number of factors, including dividends payable on the Trust's preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Trust's dividend policy could change.

                              The Trust has applied for an order from the Securities and Exchange Commission ("SEC") granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Trust to include realized capital gains as a part of its regular distributions to shareholders more frequently than would otherwise be permitted by the 1940 Act. The Trust will not pursue this distribution policy until it receives such an exemptive order. There is no guarantee that the SEC will grant such exemptive relief. If granted, a portion of each monthly distribution may consist of the distribution of realized capital gains. Alternatively, the Trust may make quarterly distributions of capital gains as distinct distributions from the monthly income dividend. Neither arrangement would change the aggregate amount of capital gains distributions that the Trust would be required to make under the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company.

                              Dividends and capital gain distributions generally are reinvested in additional common shares of the Trust under the Trust's automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions," "Automatic Dividend Reinvestment Plan" and "Federal Income Tax Matters."

                           SUMMARY OF TRUST EXPENSES

      The following table shows Trust expenses as a percentage of net assets attributable to the common shares. Expenses and fees borne by the Trust are indirectly borne by the holders of common shares. The table assumes the Trust issues preferred shares as a means of employing leverage in an amount equal to
[  ]% of the Trust's total assets (after their issuance) and issues
approximately [     ] common shares. Footnote (5) to the table also shows Trust expenses as a percentage of net assets attributable to the common shares but assumes that no preferred shares are issued or outstanding (as will be the case prior to the Trust's expected issuance of preferred shares). If the Trust leverages through borrowing, it would incur interest expenses. For additional information with respect to the Trust's expenses, see "Management of the Trust." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load (as a percentage of offering price)...........            4.50%
   Estimated offering expenses borne by the Trust
      (as a percentage of offering price)...................            [  ]%(1)
   Dividend reinvestment plan fees..........................         None(2)
   Preferred shares offering expenses (paid by the Trust)...            [  ]%(3)

                                                              PERCENTAGE OF NET ASSETS
                                                                  ATTRIBUTABLE TO
                                                                   COMMON SHARES,
                                                               ASSUMING THE ISSUANCE
                                                               OF PREFERRED SHARES(4)
                                                              ------------------------
ANNUAL EXPENSES
   Advisory fee.............................................             [  ]%
   Other expenses...........................................             [  ]%(1)(3)
   Total annual expenses....................................             [  ]%(1)
   -----------------------------------------------------------------------------------
   [Less: fee waiver (years 1-3)............................             [  ]%]
   [Net annual expenses.....................................             [  ]%(4)(6)]

------------
(1) Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Trust. The offering expenses of this
     offering are estimated to be approximately $[       ] or [       ] per
     common share. The Adviser has agreed to pay all organizational expenses. The Adviser has agreed to pay all offering costs (other than sales load, but including reimbursement of underwriters' expenses) that exceed $[ ] per common share. Estimated offering costs to be paid by the Trust are not included in the expenses shown in the annual expense table.

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) The Trust currently intends to issue preferred shares and does not currently intend to incur borrowing for leveraging purposes during its first year of operations other than for temporary purposes, such as the settlement of transactions. If the Trust offers preferred shares, costs of
     that offering, estimated to be [     ]% of the total dollar amount of the
     Trust's preferred shares offering (including the sales load paid to the underwriters for the preferred shares offering) will be borne immediately by the holders of the common shares and result in a reduction of the net
     asset value of the common shares. Assuming the Trust issues [     ] common
     shares and preferred shares in an amount equal to [ ]% of the Trust's total assets (after their issuance), these offering costs are estimated to
     be approximately $[       ] or $[  ] per common share. These offering costs
     are not included among the expenses shown in the annual expense table.

(4) [Assuming that the Trust issues preferred shares with an aggregate liquidation preference equal to [ ]% of the Trust's total assets (after their issuance), the expense limitation discussed in footnote (6) is estimated to be equivalent to an expense limitation of [ ]% of average daily net assets. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Trust if the Trust's total expenses are less than [ ]% of average daily managed assets (estimated to be equivalent to [ ]% of average daily net assets if the Trust issues preferred shares with an aggregate liquidation preference equal to [ ]% of the Trust's total assets after their issuance). The Trust's net annual expenses as a percentage of net assets attributable to common shares are estimated to be [ ]% of average daily net assets whether or not the underwriters' overallotment option is exercised.]

(5) The table presented below in this footnote estimates what the Trust's annual expenses would be, stated as percentages of the Trust's net assets attributable to the common shares but, unlike the table above, assumes that no preferred shares are issued or outstanding. This will be the case, for instance, prior to the Trust's expected issuance of preferred shares. In accordance with these assumptions, the Trust's expenses would be estimated as follows:

                                                              PERCENTAGE OF NET ASSETS
                                                                  ATTRIBUTABLE TO
                                                                   COMMON SHARES,
                                                                 ASSUMING PREFERRED
                                                              SHARES ARE NOT ISSUED OR
                                                                    OUTSTANDING
                                                              ------------------------
      ANNUAL EXPENSES
          Advisory fee......................................            [  ]%
          Other expenses....................................            [  ]%
          Total annual expenses.............................            [  ]%
--------------------------------------------------------------------------------------
          [Less: fee waiver.................................           None]
          [Net annual expenses..............................            [  ]%(6)]

(6) [The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to [ ]% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Trust if the Trust's total expenses are less than [ ]% of average daily managed assets. The expense limitation is based on the Trust's managed assets and not the Trust's net assets attributable to common shares. If the Trust employs leverage and increases its managed assets, the expense limitation expressed in terms of net assets attributable to common shares will increase.] If the Trust issues additional common shares, such as the result of the underwriters' exercise of the over-allotment option, the amount of leverage that the Trust may employ correspondingly increases.

      The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this prospectus, the Trust has not commenced operations. The amounts set forth in the tables are based on estimates for the current year, assuming no exercise of the over-allotment option granted to the underwriters.

EXAMPLE

      As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated organizational and offering expenses of this offering of $[ ] and the estimated offering costs of issuing preferred shares of $[ ], assuming the Trust issues preferred shares representing [ ]% of the Trust's total assets after their issuance, which are reflected in year one of the table) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of [ ]% of net assets attributable to common shares and (2) a 5% annual return*:

                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
Total expenses incurred...............................  $[  ]      $[  ]      $[  ]      $[  ]

------------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                   THE TRUST

      Pioneer International Income & Growth Trust is a newly organized, diversified, closed-end management investment company. The Trust was organized
under the laws of the State of Delaware on March   , 2004, and has registered
under the 1940 Act. As a recently organized entity, the Trust has no operating history. The Trust's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $[     ] (or
approximately $[     ] assuming the underwriters exercise the over-allotment
option in full) after payment of the estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser, are appropriate investments for the Trust may not be immediately available. Therefore, there will be an initial investment period of up to three months following the completion of its common shares offering before the Trust is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objectives and Principal Investment Strategies."

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

      The Trust's primary investment objective is to provide a high level of current income. As a secondary investment objective the Trust may seek capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust's investment objectives and the 80% policy discussed in the next paragraph are non-fundamental and may be changed without shareholder approval upon 60 days notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

      The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% if its assets in debt and equity securities of non-U.S. issuers that the Adviser believes offer attractive yield and total return potential. The Trust has the authority to invest in a broad range of issuers and segments of the international debt and equity markets. The Adviser allocates the Trust's assets among the following sectors:

      - equity securities of emerging market and other non-U.S. issuers, primarily issuers which pay a high level of dividend income,

      - investment grade and non-investment grade corporate and governmental debt securities of emerging market issuers, and

      - investment and non-investment grade debt securities of corporate and governmental issuers located in developed countries.

      The Trust may vary the percentage of its assets invested in any one of these sectors based on the Adviser's view of the underlying security values, global economies and monetary conditions. The Trust is not subject to a minimum or maximum allocation to any one of these sectors. All or a substantial portion of the Trust's assets may be invest in equity or debt securities of issuers located in emerging markets or in non-investment grade debt securities. Since the Trust intends to initially invest a substantial portion of its assets in equity and debt securities of emerging market issuers and in junk bonds of developed markets, an investment in the Trust is subject to risks of such investments. Because the Trust has no limit on investment in non-investment grade securities of developed and emerging market issuers, the Trust will be subject to the risks of such securities. Below investment grade securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P) are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in a wide range of debt securities, including corporate bonds, mortgage-and asset-backed securities, foreign government obligations as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.

FIXED INCOME SECURITY SELECTION

      The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Trust's investment objectives. The Adviser's investment process begins with an investment universe that includes all fixed income sectors, with an emphasis on international high yield and emerging markets. In assessing the appropriate maturity, rating, country, sector and industry weightings of the Trust's portfolio of fixed income securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, monetary and fiscal policies and the relative value of the U.S. dollar compared to other currencies. Using fundamental analysis, the Adviser makes country, sector and industry allocations on the basis of a relative value analysis. Sector and industry weightings are determined based upon a bottom up approach, with a value focus. In making such analysis, the portfolio management team draws upon the resources of the Adviser's global team of fixed income and equity analysts. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects individual securities based upon the terms of the securities (such as comparable yields), liquidity and rating, sector and issuer diversification. Specific security selection is based upon a combination of quantitative and qualitative factors. The quantitative factors seek to identify superior companies and countries with strong fundamentals and currencies with attractive valuations. The qualitative factors focus upon relative value and historical spread/yield. The Adviser also employs due diligence and fundamental research to assess an issuer's credit quality. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

DURATION MANAGEMENT

      The Adviser will actively manage the duration of the Trust's portfolio of debt securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, actions of the Federal Reserve Board and other monetary authorities and capital markets activity, among other factors, in developing its global outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The Adviser will modify the average duration of the Trust's portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Trust's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.

EQUITY SECURITY SELECTION

      The Adviser uses a value approach to select the Trust's equity investments. Using this investment style, the Adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. The Adviser seeks to invest in equity securities that provide higher yields. The Adviser employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the Adviser determines the relative attractiveness of investing in a particular country, including different emerging markets. In assessing the investment potential of each country, the Adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Factors the Adviser looks for in selecting investments include:

      - Issuers in countries expected to have positive economic and market environments;

      - Favorable expected returns relative to perceived risk;

      - Companies expected to benefit from long-term trends in the economy;

      - Low market valuations relative to expected earnings, assets, cash flow and revenues;

      - Turnaround potential for companies that have been through difficult periods;

      - Management with demonstrated ability and commitment to the company; and

      - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

                               PORTFOLIO CONTENTS

EMERGING MARKET AND OTHER NON-U.S. SECURITIES

      The Trust will invest its assets in debt and equity securities of non-U.S. issuers. A significant portion of the Trust's assets may be invested in securities of issuers located in emerging markets. Emerging markets are countries that have an emerging stock market as defined by MSCI, countries with low- to middle income economies as classified by the World Bank, and other countries or markets that the Adviser believes have similar emerging characteristics. The Adviser has broad discretion in determining the countries in which the issuers of the Trust's portfolio securities will be located, provided that the issuers will be located in at least three non-U.S. countries. The performance of emerging market equity securities depends upon currency values, political and regulatory environments, and overall economic factors in the countries in which the Trust invests. The value of non-U.S. securities may be affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. and abroad), relations between nations and trading, settlement, custodial and other operational risks. Because non-U.S. companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.

      The Trust may also purchase EDRs and GDRs. EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities.

HIGH YIELD SECURITIES

      The Trust may invest in fixed income securities of corporate and governmental issuers that are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Trust may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. For purposes of the Trust's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the trust will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The Trust's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Trust invests in high yield securities with a broad range of maturities.

SECURITIES RATINGS

      Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

      The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Trust may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Trust's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Trust's portfolio securities. The Trust is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Adviser will use the highest rating in applying its investment policies.

COMMON STOCKS

      Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED SECURITIES

      Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Trust's fixed income securities.

      Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

      Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

      Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

CONVERTIBLE SECURITIES

      The Trust's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

LOANS

      The Trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The corporate or governmental loans in which the Trust invests primarily consist of direct obligations of a borrower and may include leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes as well as loans to corporate or governmental issuers which do not have credit ratings or the credit rating of the issuer's long-term debt is below investment grade. The Trust may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a loan. By purchasing a participation, the Trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower.

DISTRESSED SECURITIES

      The Trust may invest up to [ ]% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or which are unrated investments considered by the Adviser to be of comparable quality. An investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Trust seeks capital appreciation through investment in distressed securities, the Trust's ability to achieve current income for its shareholders may be diminished. The Trust also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (for example, through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).

ILLIQUID SECURITIES

      The Trust may invest in bonds or other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability easily to dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. The Trust may invest up to 25% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and certain commercial paper that the Adviser determines to be liquid under procedures approved by the Board of Trustees are not subject to these restrictions. Such investments may affect the Trust's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net asset value" for information with respect to the valuation of illiquid securities.

DEBT SECURITIES

      Debt securities in which the Trust may invest include securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity.

ZERO COUPON SECURITIES

      The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust's distribution obligations, in which case the Trust will forgo the purchase of additional income producing assets with these funds.

OTHER INVESTMENT COMPANIES

      The Trust may invest in the securities of other investment companies to the extent that such investments are consistent with the Trust's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Trust may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Trust or (iii) more than 5% of the Trust's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Trust is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Trust to invest cash balances in money market funds managed by the Adviser.

      The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Trust.

OTHER SECURITIES

      The Trust may invest up to 20% of its assets in debt and equity securities of U.S. issuers. Normally, the Trust invests substantially all of its assets to meet its investment objectives. The Trust may invest the remainder of its assets in cash or cash equivalent short-term obligations, including, but not limited to, short-term debt securities, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax. The Trust may also invest all or any portion of its assets in such instruments for temporary defensive purposes. During such periods, the Trust may not be able to achieve its investment objectives.

FOREIGN CURRENCY TRANSACTIONS

      The Trust may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Trust also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Trust invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

      Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Trust, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Trust will be engaged in hedging activities when adverse exchange rate movements occur. The Trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Trust to hedge against a devaluation that is so generally anticipated that the Trust is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The Trust may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

      The cost to the Trust of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Trust may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Trust's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Trust can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Trust's foreign assets.

      While the Trust will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Trust may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Trust than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Trust's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Trust. Such imperfect correlation may cause the Trust to sustain losses which will prevent the Trust from achieving a complete hedge or expose the Trust to risk of foreign exchange loss.

      Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Trust of unrealized profits or force the Trust to cover its commitments for purchase or resale, if any, at the current market price.

STRATEGIC TRANSACTIONS

      The Trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

      The Trust may purchase derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Trust from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

SHORT SALES

      The Trust may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

REPURCHASE AGREEMENTS

      The Trust may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust's purchase price, with the difference being income to the Trust. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust's custodian in a segregated, safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Trust has not perfected a security interest in the security, the Trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction.

LENDING OF PORTFOLIO SECURITIES

      The Trust may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Trust will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Trust's total assets.

PORTFOLIO TURNOVER

      It is the policy of the Trust not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust.

                                    LEVERAGE

      The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 25% of the Trust's total assets after such issuance. The Trust generally will not issue preferred shares or borrow unless the Adviser expects that the Trust will achieve a greater total return as a result of such leverage. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Trust's holdings. When the Trust leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Trust did not borrow because the Adviser's fees are calculated based on the Trust's total managed assets, including the proceeds of the issuance of preferred shares or any outstanding borrowings. To the extent that leveraging the Trust increases the portion of the Trust's expenses that may be paid by the Trust under the Adviser's expense limitation, the Adviser may have an incentive to incur leverage. Consequently, the Trust and the Adviser may have differing interests in determining whether to leverage the Trust's assets. The Board of Trustees will monitor this potential conflict. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Trust's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares.

      The Trust's use of leverage is premised upon the expectation that the Trust's preferred share dividends or borrowing costs will be lower than the total return the Trust achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Trust's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. The fees and expenses attributed to leverage will be disproportionately borne by the holders of common shares, who will bear all offering expenses pertaining to leverage. However, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and costs of leverage narrow, the incremental "pick up" will be reduced. Furthermore, if long-term rates rise or the Trust otherwise incurs losses on its investments, the Trust's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

      Leverage creates risks that may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of the net asset value and market price of and dividends on the Trust's common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      - increased operating costs, which are borne entirely by the Trust's common shareholders and which may reduce the total return on the Trust's common shares; and

      - the potential for a decline in the value of an investment acquired with leverage, while the Trust's obligations as a result of such leverage remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust incurs capital losses, the Trust's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Subject to review by the Board of Trustees, the Adviser may determine to maintain the Trust's leveraged position if it expects that the long-term benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on common shares or to engage in other activities. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

      The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for the preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Trust's ability to pay dividends and distributions on common shares in certain instances. The Trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Trust's portfolio in accordance with the Trust's investment objective and principal investment strategies. Due to these covenants or restrictions, the Trust may be forced to liquidate investments at times and at prices that are not favorable to the Trust, or the Trust may be forced to forgo investments that the Adviser otherwise views as favorable.

      Under the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation value may not exceed 50% of the value of the Trust's total assets less the Trust's liabilities and indebtedness). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such borrowing the Trust has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (that is, such indebtedness may not exceed 33 1/3% of the value of the Trust's total assets less the Trust's liabilities and indebtedness not attributable to financial leverage). Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      Whether and to the extent that the Trust employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

      Assuming the Trust issues preferred shares with a liquidation preference equal to approximately [ ]% of the Trust's total assets and an annual dividend rate of [ ]% of such liquidation preference, the Trust would need to achieve an annual return (net of expenses) on its total assets of [ ]% to cover such dividend payments on the preferred shares.

      The following table illustrates the hypothetical effect on the return to a holder of the Trust's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to [ ]% of the Trust's total capital, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses).....  (10.00)%  (5.00)%   0.00%   5.00%   10.00%
Corresponding Common Share Return..............     (  )%    (  )%    (  )%      %        %

      Until the Trust issues preferred shares or borrows, the Trust's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objectives and principal investment strategies.

                                  RISK FACTORS

GENERAL

      The Trust is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Trust invests predominantly in debt and equity securities of non-U.S. issuers, an investment in the Trust's common shares may be speculative in that it involves a high degree of risk. The Trust should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Trust will achieve its investment objectives.

NO OPERATING HISTORY

      The Trust is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

MARKET DISCOUNT RISK

      Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Trust's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Trust will be reduced by the sales load and the amount of offering expenses paid by the Trust.

RISKS OF NON-U.S. INVESTMENTS

      Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Trust's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

      Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Trust to price its portfolio securities accurately or to dispose of such securities at the times determined by The Adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Trust's operations require cash, such as in order to meet redemptions and to pay its expenses.

      Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and other developed countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Trust could lose its entire investment in that country.

      Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Trust's investment in those markets and may increase the expenses of the Trust. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Trust's operation.

      Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

      Unanticipated political or social developments may also affect the values of the Trust's investments and the availability to the Trust of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again or spread to other countries in the region.

      Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

      Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Trust's investment performance may be negatively affected by a devaluation of a currency in which the Trust's investments are quoted or denominated. Further, the Trust's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

      Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Trust to make intended securities purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Trust due to a subsequent decline in value of the portfolio security or could result in possible liability to the Trust. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Trust against loss or theft of its assets.

      Withholding and Other Taxes. The Trust will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Trust's investments in such countries. These taxes will reduce the return achieved by the Trust. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

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

SOVEREIGN DEBT

      An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

CREDIT AND JUNK BOND RISK

      Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments.

      The Trust may invest a substantial portion of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Trust is subject to the following specific risks:

      - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   greater risk of loss due to default or declining credit quality;

      - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Trust's net asset value and the market value of its common shares. In addition, the Trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Trust may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Trust would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Trust's net asset value.

      Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Trust's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

INCOME AND INTEREST RATE RISK

      The income shareholders receive from the Trust is based primarily on the dividends and interest earned by the Trust from its investments, which can vary widely over the short and long term. The dividend income from the Trust's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Trust may reduce the dividends paid on such common stocks.

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

      Interest rate risk is the risk that the fixed income securities (and, in certain cases, equity) securities in which the Trust invests (and the Trust's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

      - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Trust's portfolio generally will decline.

      - During periods of declining interest rates, an issuer may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. High yield securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a high yield security if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Issuer.

      - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

      The Trust's income also would likely be affected adversely when prevailing short-term interest rates increase and the Trust is using leverage.

MATURITY RISK

      The Trust may invest in fixed income securities of any maturity, although the Adviser anticipates that the Trust will generally invest in intermediate to long-term fixed income securities. The Adviser anticipates that the average duration of the Trust's portfolio of fixed income securities will range from [ ] years to [ ] years; however, the Adviser is not restricted to such range if the Adviser determines a shorter or longer average duration is in the best interests of the Trust in light of market conditions at such times. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Trust's fixed income security investments may affect the volatility of the Trust's common share price.

CALL RISK

      The issuers of debt securities held by the Trust may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Trust may not be able to reinvest that principal at attractive rates, reducing income to the Trust. The Trust also may lose the premium paid for the securities.

CONVERTIBLE SECURITIES RISK

      Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

COMMON STOCK RISK

      The common stocks, particularly common stocks of emerging market issuers, and other equity securities in which the Trust invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

PREFERRED STOCK RISK

      Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

      Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Trust owns a preferred stock that is deferring its distributions, the Trust may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Trust may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as corporate debt or common stock.

VALUE INVESTING RISK

      The Trust focuses its investments in securities that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the

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

general risks associated with investing in emerging market and non-investment grade securities. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

ILLIQUID INVESTMENTS RISK

      Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Trust's operations require cash and could result in the Trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Trust's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

DERIVATIVES RISK

      Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements or currency exchange rates, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Trust may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Trust than if it had not engaged in any such transactions. There may be an imperfect correlation between the Trust's portfolio holdings and futures contracts or options on futures contracts entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Trust's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

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

      Under an interest rate swap or cap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Trust and the counterparty are netted against each other, resulting in a net payment due either from the Trust or the counterparty. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Trust's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Trust's performance. If the Trust fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Trust loses its expected rating on the preferred shares or fails to maintain other covenants, the Trust may be required to redeem some or all of the preferred shares. Similarly, the Trust could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily. The Trust will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Trust's leverage.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the Trust's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Trust's net asset value. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce the Trust's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Trust's net earnings. Buying interest rate caps could enhance the Trust's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Trust's net earnings in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make and any termination payments potentially owed by the Trust. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Trust's preferred shares or interest payments on borrowings. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Trust's performance.

LEVERAGE RISK

      The Trust intends to use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately

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

25% of the Trust's total assets after such issuance. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of net asset value and market price of the Trust's common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      - increased operating costs, which are borne entirely by the Trust's common shares and which may reduce the total return on the Trust's common shares; and

      - the potential for a decline in the value of an investment acquired with leverage, while the Trust's obligations as a result of such leverage remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceed the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust's assets decline in value, the return of the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

      Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants than may affect the Trust's ability to pay dividends and distributions on common shares in certain instances. The Trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES

      Although the Trust's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any preferred shares may include an obligation to make a "gross-up" payment in certain circumstances if any of the income distributed by the Trust to holders of the preferred shares is subject to regular federal income tax. Any such payment would be paid out of Trust assets attributable to holders of the common shares. The preferred shares will be entitled to that dividend rate, and no more, regardless of the income of the Trust. The holders of the common shares will bear all of the expenses of the Trust, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Trust is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Trust does not comply with these limitations, the Trust would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Trust will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Trust is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Trust has defaulted on its obligations on the preferred shares and such default has continued for a

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

period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Trust to an open-end investment company, which may prevent the common shareholders from controlling the Trust as to such matters even though the common shares represent a majority of the economic interests in the Trust.

ANTI-TAKEOVER PROVISIONS RISK

      The Trust's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Trust and a merger, liquidation, asset sale or similar transaction.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers of the Trust, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the [60] U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

      The Trust has contracted with the Adviser to act as its investment adviser. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of March 31, 2004, assets under management by the Adviser and its affiliates were approximately
$[ ] billion worldwide, including over $[ ] billion in assets under management by the Adviser. As of March 31, 2004, the Adviser managed approximately $[ ] billion in international debt and equity securities and approximately $ billion in high yield securities. Certain Trustees or officers of the Trust are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser.

      The Adviser provides the Trust with investment research, advice and supervision and furnishes the Trust with an investment program consistent with the Trust's investment objectives and principal investment strategies, subject to the supervision of the Trust's Board of Trustees. The Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Trust's securities transactions, and reports to the Board of Trustees on the Trust's investments and performance.

ADVISORY AGREEMENT

      Under the terms of the advisory agreement (the "Advisory Agreement"), the Trust will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to [ ]% of the Trust's average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to financial leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The

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

liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Trust's managed assets, the Adviser's interest in determining whether to leverage the Trust may differ from the interests of the Trust. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Trust's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares. The Trust's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust, with the exception of the following, which are to be paid by the Trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;
(b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (d) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Board of Trustees; (i) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Adviser or the Trust (other than as Trustees); (j) the cost of preparing and printing share certificates;
(k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Trust's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Trust, the Adviser or any other agent of the Trust may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Trust. In addition, the Trust will pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

      [The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to [ ]% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Trust if the Trust's total expenses are less than [ ]% of average daily managed assets.]

      [The Trust will enter into an administration agreement with an affiliate of (one of the underwriters of this offering), and the Adviser, pursuant to which will provide certain administrative and accounting services to the Trust and the Adviser provides certain administrative services to the Trust. The Trust will pay a monthly fee equal to the greater of $[ ] per month [ ]% of the Trust's average daily managed assets up to $[ ] million and [ ]% for average daily managed assets in excess of $[ ] million. The Adviser will not receive any compensation under the administration agreement.]

      Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

PORTFOLIO MANAGER

      Day-to-day management of the Trust's portfolio of debt securities is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team, which also includes Andrew Feltus, manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the Adviser's fixed income team. The Adviser's fixed income investment team consists of more than 28 professional portfolio managers and analysts worldwide, including ten investment professionals located in the U.S., who pair traditional credit analysis with a disciplined, top-down and bottom-up research-driven investment process. Mr. Taubes joined the Adviser as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining the Adviser, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds at another investment adviser. Andrew Feltus joined
the Adviser as a [          ] in [          ] and has been an investment
professional since [          ]. Prior to joining the Adviser, Mr. Feltus had
served as [          ] at [          ].

      Day-to-day management of the Trust's portfolio of equity securities is the responsibility of Mark Madden, a senior vice president of the Adviser. Mr. Madden is supported by a team of portfolio managers and analysts who specialize in emerging market equity securities. The team provides research for the Trust and other Pioneer mutual funds investing primarily in emerging market securities. Mr. Madden and the team may draw upon the research and investment management expertise of the Adviser's affiliate, Pioneer Investment Management Limited.

      Mr. Madden joined the Adviser in 1990 as an equity analyst and has managed Pioneer Emerging Markets Fund, an open-end fund managed by the Adviser, since its inception in 1994.

                          DIVIDENDS AND DISTRIBUTIONS

      The Trust intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Trust will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. Dividends and distributions may be payable in the manner determined by the Trustees, including cash or common shares with the option to receive cash in lieu of the shares. The Trust may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Trust to maintain a more stable level of distributions. As a result, the dividends paid by the Trust to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Trust during such period. In order to maintain a stable dividend rate on the common shares, the Trust may also make distributions that constitute a return of capital. The Trust is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Trust is required, and intends, to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, will be distributed to the Trust's shareholders at least annually.

      Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      While any preferred shares are outstanding, the Trust may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Trust's borrowings. If the Trust's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Trust to maintain its favorable tax treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal Income Tax Matters."

      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions generally are taxable to shareholders whether they are reinvested in shares of the Trust or received in cash.

      The yield on the Trust's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Trust's investment in portfolio securities, the securities comprising the Trust's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Trust, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Trust's net assets and its operating expenses. Consequently, the Trust cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Trust's common shares.

      The Trust has applied for an order from the SEC granting an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Trust to include realized capital gains as a part of its regular distributions to shareholders more frequently than would otherwise be permitted by the 1940 Act. The Trust will not pursue this distribution policy until it receives such an exemptive order. There is no guarantee that the SEC will grant such exemptive relief. If granted, a portion of each monthly distribution may consist of the distribution of realized capital gains. Alternatively, the Trust may make quarterly distributions of capital gains as distinct distributions from the monthly income dividend. Neither arrangements would change the aggregate amount of capital gains distributions that the Trust would be required to make under the Code to qualify as a regulated investment company.

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

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Pursuant to the Trust's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Mellon Investor Services LLC, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Trust. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

      Whenever the Trust declares an income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to

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

open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Trust's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Trust at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Trust does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at 85 Challenger Road, Ridgefield, New Jersey 07600.

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

                           CLOSED-END FUND STRUCTURE

      The Trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Trust that invest predominantly in municipal or equity securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Trust's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Trust and potential increase in the expense ratio of expenses to assets of the Trust and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

      The Trust may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Trust to an open-end investment company. If the Trust converted to an open-end investment company, it would be required to redeem all outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Trust's common shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Trust to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Trust to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Based upon attempts by other closed-end funds to reduce the

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

discount, the Board of Trustees does not believe that tender offers or a repurchase of the Trust's shares would have a long-term effect on the discount. Consequently, if the Board were to authorize the Trust to repurchase, it is likely to do so only on terms that would increase the Trust's net asset value per common share. Even if the common shares are trading at a discount, there can be no assurance that the Board of Trustees will authorize any repurchase offer, tender offer or other action which might have the effect of reducing the discount.

                        U.S. FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Trust. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

      The Trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Trust must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust generally will be relieved of U.S. federal income tax on any income of the Trust, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Trust meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Trust to tax at the corporate level at a maximum 35%

U.S. federal income tax rate and, when such income is distributed, to a further tax at the shareholder level.

      Although dividends generally will be treated as distributed when paid, any dividend declared by the Trust as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

      Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Trust pursuant to the Plan. For U.S. federal income tax purposes, assuming the Trust has sufficient current or accumulated earnings and profits, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Trust. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Trust and certain other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. Distributions by the Trust in excess of the Trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

      Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in
Section 1(h)(11)(B) of the Code, from the Trust's investments in stock of certain foreign corporations and U.S. corporations (if any), provided that certain holding period and other requirements are met by both the Trust and the shareholder. Capital gain dividends distributed by the Trust to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Trust from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Trust's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income.

      A dividend that is attributable to qualified dividend income of the Trust that is paid by the Trust to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Trust held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

      Although current law only provides a 120-day period for holding such stock, a proposed technical correction to the law would extend such period to 121 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax return.

      Shareholders receiving a distribution in the form of additional shares issued by the Trust will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Trust distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Trust will receive a report as to the net asset value of those shares.

      If the Trust retains any net capital gain for a taxable year, the Trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

      Sales and other dispositions of the Trust's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Trust's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Trust are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Trust are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

      The Trust is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Trust's shares paid to certain holders of the Trust's shares who do not furnish the Trust with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Trust and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The Trust calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in municipal and equity securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The Trust generally values its portfolio securities using closing market prices or readily available market quotations. The Trust may use a pricing service or a pricing matrix to value some of its assets, particularly the Trust's investments in fixed income securities. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Trust may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Trust's Board of Trustees. The Trustees have authorized the Trust to use a pricing service with respect to emerging market equity securities that determines the fair market value of the equity securities by adjusting the closing market price pursuant to a formula. This service seeks to adjust the closing prices in the local markets for subsequent developments in the U.S. and international securities markets that occur subsequent to the close of the local markets and would be expected to impact the fair market value of such securities if priced as of 4:00 p.m. Eastern Time. The use of fair value pricing by the Trust may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Trust could change on a day you cannot buy or sell shares of the Trust. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

                             DESCRIPTION OF SHARES

      The Trust is authorized to issue an unlimited number of common shares, without par value. The Trust is also authorized to issue preferred shares. After the completion of this offering, the Trust will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Trust currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Trust is also authorized to issue other securities, including debt securities.

COMMON SHARES

      Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to common shareholders upon liquidation of the Trust. Common shareholders are entitled to one vote for each share held.

      In the event that the Trust issues preferred shares, and so long as any shares of the Trust's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Trust unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

      The Trust will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

      The Adviser provided the initial capital for the Trust by purchasing common shares of the Trust. As of the date of this prospectus, the Adviser owned 100% of the outstanding common shares of the Trust. The Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding shares of the Trust.

PREFERRED SHARES

      The Trust may use leverage through the issuance of preferred shares. The Trust currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately [ ]% of the Trust's total assets after such issuance. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Trust.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The terms of the preferred shares are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase preferred shares and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

      The discussion above describes the possible offering of preferred shares by the Trust. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

             CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF
                               TRUST AND BY-LAWS

      The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Trust's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the Trust with any other corporations;

      - a sale of all or substantially all of the Trust's assets (other than in the regular course of the Trust's investment activities); or

      -   a liquidation or dissolution of the Trust;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Trust's shares is required. Following any issuance of preferred shares by the Trust, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Trust's preferred shares then entitled to be voted, voting as a separate class.

      Conversion of the Trust to an open-end investment company would require an amendment to the Trust's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Trust's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Trust is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

      Conversion to an open-end investment company would also require changes in certain of the Trust's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

      The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

      - the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

      - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

      - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Trust, can be amended or repealed except by the vote of such required number of shares. The Trust's By-Laws generally require that advance notice be given to the Trust in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Trust not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                  UNDERWRITING

      Subject to the terms and conditions stated in the purchase agreement dated
[     ], 2004, each underwriter named below, for which [       ] is acting as
representative, has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                NUMBER OF
                                                              COMMON SHARES
                        UNDERWRITER                           -------------
                        -----------
                                                               ----------
             Total..........................................
                                                               ==========

      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $[     ] per share. The
sales load the Trust will pay of $[ ] per share is equal to 4.50% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[ ] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before
[     ], 2004.

      The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Trust. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                        PER SHARE    WITHOUT OPTION    WITH OPTION
                                        ---------    --------------    ------------
Public offering price.................    $20.00
Sales load............................     $[  ]
Estimated offering expenses...........
Proceeds, after expenses, to the
  Trust...............................   $

      The expenses of the offering are estimated to be approximately $[     ] or
$[     ] per share. The amount paid by the Trust as this partial reimbursement to the underwriters will not exceed [ ]% of the total price to the public of the common shares sold in this offering. The Adviser has agreed to pay all of the Trust's organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load, but including the reimbursement of expenses described above) exceed $[ ] per share.

OVERALLOTMENT OPTION

      The Trust has granted the underwriters an option to purchase up to
[       ] additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

      Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Trust's common shares. However, the representatives may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the Trust's common shares in connection with the offering, that is, if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Trust's common shares to be higher than it might be in the absence of such purchases.

      Neither the Trust nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Trust nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Trust's automatic dividend reinvestment plan.

      The Trust anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Trust's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Trust.

      The common shares will be sold to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

      The Adviser has also agreed to pay from its own assets additional
compensation to [          ]. This additional compensation will be payable
quarterly at the annual rate of [ ]% of the Trust's average weekly assets during the continuance of the Advisory Agreement or other advisory agreement
between the Adviser and the Trust. [               ] has agreed to, among other
things, provide as requested by the Adviser certain after-market support services to the Adviser designed to maintain the visibility of the Trust on an ongoing basis and to provide as requested by the Adviser relevant information, studies or reports regarding the Trust and the closed-end investment company
industry. The total amount of these additional payments to [               ] for
these services will not exceed [ ]% of the total price to the public of the common shares sold in this offering.

      One or more of the underwriters of the common shares may also act as an underwriter of the Trust's preferred shares. The Trust has retained
[               ] to provide certain administrative services to the Trust on its behalf.

      The address of the Adviser is 60 State Street, Boston, Massachusetts
02109.

      The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and all forms of compensation to or reimbursement of underwriters, will be limited to [ ]% of the total price to the public of the common shares sold in this offering.

      In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

            ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR AND
                           DIVIDEND DISBURSING AGENT

      [               ], will serve as the Trust's administrator. The Trust's
securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. Pioneer Investment Management Shareholder Services, Inc. is the Trust's transfer agent, registrar and dividend disbursing agent for the Trust's
shares. [               ] will serve as the sub-transfer agent, sub-registrar
and sub-dividend disbursing agent.

                           VALIDITY OF COMMON SHARES

      Certain legal matters in connection with the shares offered hereby have been passed upon for the Trust by Hale and Dorr LLP, Boston, Massachusetts.
Certain matters have been passed upon for the underwriters by [               ].

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Use of Proceeds.............................................
Investment Objectives and Policies..........................
Investment Restrictions.....................................
Management of the Trust.....................................
Portfolio Transactions......................................
Repurchase of Common Shares.................................
U.S. Federal Income Tax Matters.............................
Performance-Related, Comparative and Other Information......
Independent Auditors........................................
Additional Information......................................
Financial Statements and Independent Auditor's Report.......
Appendix A -- Description of Ratings........................
Appendix B -- Proxy Voting Policies and Procedures..........

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Until [          ], 2004 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.

                                 (PIONEER LOGO)

                           [                ] SHARES

                  PIONEER INTERNATIONAL INCOME & GROWTH TRUST
                                 COMMON SHARES
                                $20.00 PER SHARE

                                ----------------
                                   PROSPECTUS
                                ----------------

                                   [       ]
                               [          ], 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED _________, 2004


                   PIONEER INTERNATIONAL INCOME & GROWTH TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer International Income & Growth Trust (the "trust") is a newly organized, diversified, closed-end management investment company. This statement of additional information relating to the common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating
thereto, dated [        ], 2004 (the "prospectus"). This statement of additional
information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

USE OF PROCEEDS...........................................................2
INVESTMENT OBJECTIVES AND POLICIES........................................2
INVESTMENT RESTRICTIONS..................................................19
MANAGEMENT OF THE TRUST..................................................21
PORTFOLIO TRANSACTIONS...................................................31
REPURCHASE OF COMMON SHARES..............................................32
U.S. FEDERAL INCOME TAX MATTERS..........................................33
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION...................38
ADDITIONAL INFORMATION...................................................39
FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT....................40
Appendix A - DESCRIPTION OF RATINGS.....................................A-1
Appendix B - PROXY VOTING POLICIES AND PROCEDURES.......................B-1

      This statement of additional information is dated [        ], 2004.

                                 USE OF PROCEEDS

Pending investment in securities that meet the trust's investment objectives and policies, the net proceeds will be invested in accordance with the trust's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the trust may also purchase, as temporary investments, securities of other open-end or closed-end investment companies that invest in debt and equity securities of non-U.S. issuers.

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the trust. This section supplements the disclosure in the trust's prospectus and provides additional information on the trust's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the trust's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the trust's restrictions and policies.

PRIMARY INVESTMENTS

Under normal market conditions, the trust invests at least 80% of its assets in debt and equity securities of non-U.S. issuers that Pioneer Investment Management, Inc., the trust's investment adviser, ("Pioneer") believes offer attractive yield or total return potential. The trust has the authority to invest in a broad range of issuers and segments of the international debt and equity markets. The trust's Adviser allocates its assets among the following sectors:

- equity securities of emerging market and other non-U.S. issuers, primarily issuers which pay a high level of dividend income,

- investment and non-investment grade corporate and governmental debt securities of emerging market issuers, and

- investment and non-investment grade debt securities of corporate and governmental issuers located in developed countries.

The trust may vary the percentage of its assets invested in, and is not subject to a minimum or maximum allocation to, any one of these sectors. All or a substantial portion of the trust's assets may be invested in equity or debt securities of issuers located in emerging markets or in non-investment grade debt securities. The trust may invest in a wide range of debt securities, including corporate bonds, mortgage- and asset-backed securities, foreign government obligations as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the trust's investment objectives and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of

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issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the trust's net asset value to the extent that it invests in such securities. In addition, the trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the trust's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the trust's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the trust may invest its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

EQUITY SECURITIES

Consistent with its objectives, the trust may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the trust. Also, the price of equity securities, particularly common stocks, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the trust.

PREFERRED SECURITIES

The trust may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred securities are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the trust's fixed income securities.

CONVERTIBLE DEBT SECURITIES

The trust may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of

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U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS

The trust may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Trust. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS

The trust may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The trust may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the trust's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the trust to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the trust's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the trust could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the trust's investment in those markets and may increase the expenses of the trust. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the trust's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the trust's investments and the availability to the trust of additional investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because the trust, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the trust's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the trust's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the trust's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the trust. Even if the trust attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the trust's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the trust values its assets daily in terms of U.S. dollars, the trust does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The trust may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the trust at one rate, while offering a lesser rate of exchange should the trust desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the trust to make intended securities purchases due to settlement problems could cause the trust to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the trust due to a subsequent decline in value of the portfolio security or could result in possible liability to the trust. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the trust against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The trust will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the trust's investments in such countries. These taxes will reduce the return achieved by the trust. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS. The trust may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the trust will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Russian Depositary Trust Certificates ("RDCs") are offered through a unit trust with one or more sub-trusts in which each RDC represents a fractional undivided beneficial interest in a specific sub-trust. Each sub-trust holds as its only assets the shares of a single Russian issuer. RDCs are generally not denominated in the same currency as the underlying security that they represent. Voting rights for an RDC holder of any Russian company are not direct and the trust votes in accordance with the wishes of the majority of the RDC holders of such company. RDCs are subject to the risks inherent in a direct investment in any Russian issuer's shares, including the possibility of adverse changes in the Russian government and Russian securities regulations, and certain RDC-specific risks such as custodial, title and registration risk and the volatility of the Russian secondary securities market. RDCs are considered to be Rule 144A securities under Securities Act of 1933, as amended (the "1933 Act").

For purposes of the trust's investment policies, investments in ADRs, GDRs, RDCs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The trust may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the trust invests in such unsponsored depositary receipts there may be an increased possibility that the trust may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The trust may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The trust also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the trust invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the trust, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the trust will be engaged in hedging activities when adverse exchange rate movements occur. The trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the trust to hedge against a devaluation that is so generally anticipated that the trust is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The trust may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the trust of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The trust may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the trust's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the trust can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the trust's foreign assets.

While the trust will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the trust may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the trust than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the trust's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the trust. Such imperfect correlation may cause the trust to sustain losses which will prevent the trust from achieving a complete hedge or expose the trust to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the trust of unrealized profits or force the trust to cover its commitments for purchase or resale, if any, at the current market price.

If the trust enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The trust may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the trust may purchase put options on the foreign currency. If the value of the currency declines, the trust will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the trust's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the trust may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the trust to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the trust intends to acquire. As in the case of other types of options transactions, however, the benefit the trust derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the trust could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The trust may also write options on foreign currencies for hedging purposes. For example, if the trust anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the trust.

Similarly, the trust could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the trust to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the trust would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the trust also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the trust is "covered" if the trust owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the trust holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the trust in cash or liquid securities. See "Asset Segregation."

The trust may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the trust would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The trust may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation.
Cross-
hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The trust may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the trust.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The trust may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The trust would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the trust obligates the trust to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the trust are covered, which means that the trust will own the securities subject to the options as long as the options are outstanding, or the trust will use the other methods described below. The trust's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the trust may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the trust would obligate the trust to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the trust would be covered, which means that the trust would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the trust. However, in return for the option premium, the trust accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the trust will also be considered to be covered to the extent that the trust's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the trust. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the trust's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The trust may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The trust may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The trust would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the trust, in return for the premium paid, to purchase specified securities at a specified price during the option period. The trust would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the call option.

The trust would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the trust's holdings. Put options may also be purchased by the trust for the purpose of affirmatively benefiting from a decline in

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
the price of securities that it does not own. The trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The trust may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the trust is unable to effect a closing purchase transaction with respect to covered options it has written, the trust will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The trust may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the trust in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the trust may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the trust's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the trust in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in interest rates or securities prices or to seek to increase total return, the trust may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The trust may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The trust will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the trust are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the trust can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the trust, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the trust may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the trust owns or proposes to acquire. The trust may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the trust's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the trust or securities with characteristics similar to those of the trust's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the trust's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the trust may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the trust's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the trust enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the trust's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the trust's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the trust may take a "long" position by purchasing futures contracts. This may be done, for example, when the trust anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the trust the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the trust obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the trust's assets. By writing a call option, the trust becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the trust intends to purchase. However, the trust becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the trust in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The trust will incur transaction costs in connection with the writing of options on futures.

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
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The trust's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The trust will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the trust to purchase securities, require the trust to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the trust may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the trust than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the trust may be exposed to risk of loss.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the trust's portfolio against interest rate fluctuations or to enhance the trust's income, the trust may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the trust enters into these transactions, the trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the trust anticipates purchasing at a later date. The trust intends to use these transactions primarily as a hedge and not as a speculative investment. However, the trust also may invest in interest rate swaps to enhance income or to increase the trust's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The trust is not required to hedge its portfolio and may choose not to do so. The trust cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the trust holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the trust to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the trust holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the trust from a reduction in yield due to falling interest rates and may permit the trust to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The trust usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the trust's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the trust's obligations will be accrued on a daily basis, and the full amount of the trust's obligations will be maintained in a segregated account by the trust's custodian.

The trust also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The trust will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference

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
amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The trust will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the trust.

Typically, the parties with which the trust will enter into interest rate transactions will be broker-dealers and other financial institutions. The trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the trust's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The trust may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The trust may be either the buyer or seller in the transaction. If the trust is a buyer and no event of default occurs, the trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The trust will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the trust. When the trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors -- Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

If the trust enters into a credit default swap, the trust may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the trust's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the trust could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

The trust may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the trust's investment objectives and are permissible under applicable regulations governing the trust.

SHORT SALES AGAINST THE BOX

The trust may sell securities short "against the box." A short sale involves the trust borrowing securities from a broker and selling the borrowed securities. The trust has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the trust at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The trust intends to use short sales against the box to hedge. For example,

                                       13
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when the trust believes that the price of a current portfolio security may decline, the trust may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the trust's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the trust effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the trust closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the trust may make short sales against the box.

MORTGAGE-BACKED SECURITIES

The trust may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the trust's portfolio at the time the trust receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the trust's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Mortgage-related securities without insurance or guarantees may be purchased if
Pioneer determines that the securities meet the trust's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code, and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The trust invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the trust's limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.

The trust also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the trust does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the trust may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the trust reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

STRUCTURED SECURITIES

The trust may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the trust's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

ASSET-BACKED SECURITIES

The trust may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

WARRANTS AND STOCK PURCHASE RIGHTS

The trust may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The trust may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The trust may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the trust has committed to purchase prior to the time delivery of the securities is made, although the trust may earn income on securities it has segregated. See "Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the trust assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the trust is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the trust's other investments. If the trust remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the trust has sold a security on a when-issued, delayed delivery, or forward commitment basis, the trust does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the trust could miss a favorable price or yield opportunity or could suffer a loss. The trust may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the trust may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the trust may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the trust's distribution obligations, in which case the trust will forgo the purchase of additional income producing assets with these trusts. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MONEY MARKET INSTRUMENTS

Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

ILLIQUID SECURITIES

The trust will not invest more than 25% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the 1933 Act are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the trust to dispose of illiquid investments readily or at reasonable prices could impair the trust's ability to raise cash for redemptions or other purposes. If the trust sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

OTHER INVESTMENT COMPANIES

The trust may invest in the securities of other investment companies to the extent that such investments are consistent with the trust's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the trust may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the trust, or (iii) more than 5% of the trust's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The trust may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

REPURCHASE AGREEMENTS

The trust may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the trust's purchase price, with the difference being income to the trust. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the trust's custodian in a segregated, safekeeping account for the benefit of the trust. Repurchase agreements afford the trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the trust has not perfected a security interest in the security, the trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the trust would be at risk of losing some or all of the principal and interest involved in the transaction.

LOAN PARTICIPATIONS

The trust may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the trust having a contractual relationship only with the lender not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The secondary market for certain of these participations and for loans and other direct debt instruments (discussed below) is limited and, therefore, may be illiquid. Because there may be a limited market for these investments, the quoted price of these investments can be volatile.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

The trust may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the trust in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

LENDING OF PORTFOLIO SECURITIES

The trust may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The trust will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the trust's total assets.

ASSET SEGREGATION

The 1940 Act requires that the trust segregate assets in connection with certain types of transactions that may have the effect of leveraging the trust's portfolio. If the trust enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the trust not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the trust. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the trust and its shareholders.

                             INVESTMENT RESTRICTIONS

The following are the trust's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the trust's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the trust were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The trust may not:

(1) Issue senior securities, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the trust may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Invest in real estate, except the trust may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the trust may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the trust may (i) lend portfolio securities in accordance with the trust's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the trust may directly lend to and borrow money from other affiliated trusts to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the trust may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as the trust technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act. This means that with respect to 75% of the its total assets, the trust may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if such purchase would cause more than 5% of the trust's total assets, taken at market value, to be invested in the securities of a single issuer, or if such purchase would at the same time result in more than 10% of the outstanding voting securities of such issuer being held by the trust.

(8) Invest 25% or more of the value of its total assets in any one industry. The trust's policy on industry concentration does not apply to investments in U.S. government securities.

All other investment policies of the trust are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the trust's outstanding voting shares.

The trust has not adopted a fundamental policy prohibiting or limiting the trust's use of short sales, purchases on margin and the writing of put and call options. The trust is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment objectives and Principal Investment Strategies" and this statement of additional information under "Investment objectives and Policies."

Under one provision of the 1940 Act, the trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the trust to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the trust's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the trust's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the trust's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the trust's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

The trust intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the trust will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The trust does not anticipate that such guidelines would have a material adverse effect on the trust's holders of common shares or its ability to achieve its investment objectives. The trust presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the trust.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The trust's Board of Trustees provides broad supervision over the trust's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the trust within the meaning of the 1940 Act, and such Trustees are referred to as "Interested Trustees". Trustees who are not interested persons of the trust are referred to as "Independent Trustees". Each of the Trustees serves as a trustee of each of the [60] U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

                      POSITIONS       TERM OF OFFICE
NAME, AGE AND         HELD WITH THE   AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD BY
ADDRESS               TRUST           SERVICE           FIVE YEARS                          THIS TRUSTEE
-------               -----           -------           ----------                          ------------
INTERESTED TRUSTEES:

Osbert M. Hood*       Trustee and     Since March       President and Chief Executive       None
(51)                  Executive       2004. Term        Officer, PIM-USA since May, 2003
                      Vice President  expires in        (Director since January, 2001);
                                      [     ].          President and Director of Pioneer
                                                        since May 2003; Chairman
                                                        and Director of Pioneer
                                                        Investment Management
                                                        Shareholder Services,
                                                        Inc. ("PIMSS") since May
                                                        2003; Executive Vice
                                                        President of all of the
                                                        Pioneer funds since June
                                                        2003; Executive Vice
                                                        President and Chief
                                                        Operating Officer of
                                                        PIM-USA, November
                                                        2000-May 2003; Executive
                                                        Vice President, Chief
                                                        Financial Officer and
                                                        Treasurer, John Hancock
                                                        Advisers, LLC, Boston,
                                                        MA, November
                                                        1999-November 2000;
                                                        Senior Vice President
                                                        and Chief Financial
                                                        Officer, John Hancock
                                                        Advisers, LLC, April
                                                        1997-November 1999

INDEPENDENT
TRUSTEES:

TRUST OFFICERS:

Dorothy E. Bourassa   Secretary       Since March       Secretary of PIM-USA; Senior Vice   None
(56)                                  2004.  Serves     President-Legal of Pioneer; and
                                      at the            Secretary/Clerk of most of
                                      discretion of     PIM-USA's subsidiaries since
                                      board             October 2000; Secretary of all of
                                                        the Pioneer funds since
                                                        September 2003
                                                        (Assistant Secretary
                                                        from November 2000 to
                                                        September 2003); and
                                                        Senior Counsel,
                                                        Assistant Vice President
                                                        and Director of
                                                        Compliance of PIM-USA
                                                        from April 1998 through
                                                        October 2000

Christopher J.        Assistant       Since March       Assistant Vice President and        None
Kelley (39)           Secretary       2004.  Serves     Senior Counsel of Pioneer since
                                      at the            July 2002; Vice President and
                                      discretion of     Senior Counsel of BISYS Fund
                                      board             Services, Inc. (April 2001 to
                                                        June 2002); Senior Vice
                                                        President and Deputy
                                                        General Counsel of Funds
                                                        Distributor, Inc. (July
                                                        2000 to April 2001; Vice
                                                        President and Associate
                                                        General Counsel from
                                                        July 1996 to July 2000);
                                                        Assistant Secretary of
                                                        all of the Pioneer funds
                                                        since September 2003

David C. Phelan (46)  Assistant       Since March       Partner, Hale and Dorr LLP;         None
                      Secretary       2004.  Serves     Assistant Secretary of all of the
                                      at the            Pioneer funds since September 2003
                                      discretion of
                                      board

Vincent Nave (58)     Treasurer       Since March       Vice President-Fund Accounting,     None
                                      2004.  Serves     Administration and Custody
                                      at the            Services of Pioneer (Manager from
                                      discretion of     September 1996 to February 1999);
                                      board             and Treasurer of all of the
                                                        Pioneer funds (Assistant
                                                        Treasurer from June 1999 to
                                                        November 2000)

Luis I. Presutti      Assistant       Since March       Assistant Vice President-Fund       None
(38)                  Treasurer       2004.  Serves     Accounting, Administration and
                                      at the            Custody Services of Pioneer
                                      discretion of     (Trust Accounting Manager from
                                      board             1994 to 1999); and Assistant
                                                        Treasurer of all of the Pioneer
                                                        funds since November 2000

Gary Sullivan (45)    Assistant       Since March       Fund Accounting Manager - Fund      None
                      Treasurer       2004.  Serves     Accounting, Administration and
                                      at the            Custody Services of Pioneer; and
                                      discretion of     Assistant Treasurer of all of the
                                      board             Pioneer funds since May 2002

Katharine Kim         Assistant       Since March       Fund Administration Manager -       None
Sullivan (30)         Treasurer       2004.  Serves     Fund Accounting, Administration
                                      at the            and Custody Services since June
                                      discretion of     2003; Assistant Vice President -
                                      board             Mutual Fund Operations of State
                                                        Street Corporation from
                                                        June 2002 to June 2003
                                                        (formerly Deutsche Bank
                                                        Asset Management);
                                                        Pioneer Fund Accounting,
                                                        Administration and
                                                        Custody Services (Fund
                                                        Accounting Manager from
                                                        August 1999 to May 2002,
                                                        Fund Accounting Services
                                                        Supervisor from 1997 to
                                                        July 1999); Assistant
                                                        Treasurer of all of the
                                                        Pioneer funds since
                                                        September 2003

* Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The trust's Board of Trustees consists of [ ] membesr. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of [ ] expire at the first annual meeting following this public offering, the terms of [ ] expire at the second annual meeting following this public offering, and the terms of [ ] expire at the third annual meeting following this public offering . Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee, and a Policy Administration Committee. Committee members are as follows:

AUDIT COMMITTEE

[        ]

INDEPENDENT TRUSTEES COMMITTEE

[        ]

NOMINATING COMMITTEE

[        ]

VALUATION COMMITTEE

[        ]

POLICY ADMINISTRATION COMMITTEE

[        ]

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the trust's independent auditors and the full Board of Trustees of the trust;

- discuss with the trust's independent auditors their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;

- together with the Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the trust or Pioneer; actively to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administration policies and procedures.

The Independent Trustees Committee reviews the trust's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The trust's Declaration of Trust provides that the trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the trust, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the trust or that such indemnification would relieve any officer or Trustee of any liability to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The trust pays no salaries or compensation to any of its officers. The Pioneer funds, including the trust, compensate their trustees as follows:

- If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.

- If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Trustee an annual fee of $1,000.

- If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the trust for these fees).

- Each Pioneer fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the trust and the Pioneer funds as a group. Compensation from the trust is for the current calendar year and is estimated. Total compensation from the Pioneer funds as a group is for the calendar year ended December 31, 2003.

                                                         PENSION OR
                                                         RETIREMENT                                     TOTAL COMPENSATION
                                     AGGREGATE        BENEFITS ACCRUED AS        ESTIMATED ANNUAL        FROM THE TRUST AND
                                 COMPENSATION FROM         PART OF                 BENEFIT UPON           OTHER PIONEER
NAME OF TRUSTEE                       TRUST*            TRUST EXPENSES              RETIREMENT                FUNDS**

INTERESTED TRUSTEES:

Osbert M. Hood *** +                  $[  ]                   $0.00                   $0.00                $11,520.00
INDEPENDENT TRUSTEES:

                                      $                       $                       $                    $
                                      $[  ]                   $[   ]                  $[  ]                $[   ]


      *     Estimated for the fiscal year ending [ ].

      ** For the calendar year ended December 31, 2003. There were 57 U.S. registered investment portfolios in the Pioneer Family of Trusts.

      *** Under the investment advisory agreement, Pioneer reimburses the trust for any Trustee fees paid by the trust.

      + Mr. Hood became a trustee of the other Pioneer funds during the calendar year 2003.

OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the trust and the Pioneer funds in the aggregate. The value of shares of the trust and any other closed-end trust are determined based on closing market price on December 31, 2003. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2003. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY       SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE                       SECURITIES IN THE TRUST          COMPANIES IN THE PIONEER FUNDS

INTERESTED TRUSTEES:

Osbert M. Hood                                   none                           Over $100,000

INDEPENDENT TRUSTEES:


MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a related trust is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser, or for which [ ], PFD or any of its affiliates act as principal underwriter. For example, the trust's related trusts include all of the Pioneer funds and any non-U.S. trusts managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito, [ ]or any other entity in a control relationship to Pioneer or [ ].

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, [ ] or any other entity in a control relationship to Pioneer or [ ].

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "trust related party"):

-     the trust

-     an officer of the trust

-     a related trust

-     an officer of any related trust

-     Pioneer or [ ]

-     an officer of Pioneer or [ ]

-     an entity in a control relationship to Pioneer or [ ]

-     an officer of any such entity in a control relationship to Pioneer or [ ]

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any trust related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the trust and the other Pioneer Funds was approximately $53,000 and $125,603 in 2002 and 2003, respectively.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors of a company on which an officer of any of the following entities also serves as a director:

-     Pioneer

-     [ ]

-     UniCredito

-     any other entity in a control relationship with Pioneer or [ ]

None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-     the trust

-     any related trust

-     Pioneer

-     [ ]

-     any affiliated person of the trust, Pioneer or [ ]

-     UniCredito

-     any other entity in a control relationship to the trust, Pioneer or [ ]

[FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT.

The 1940 Act requires that a trust's investment advisory agreement be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the trust's investment advisory agreement are fair and reasonable and that the contract is in the trust's best interest. The Independent Trustees believe that the investment advisory agreement will enable the trust to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the trust and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the trust.

In evaluating the investment advisory agreement, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the trust's proposed operations and Pioneer's ability to provide advisory and other services to the trust. The Independent Trustees also reviewed:

- the experience of Pioneer in managing other portfolios with significant investments in debt and equity securities of non-U.S. issuers and the performance of such portfolios;

- the experience of the investment advisory and other personnel who would be providing services to the trust and the historical quality of the services provided by Pioneer;

-     the fee charged by Pioneer for investment advisory services;

- the trust's projected total operating expenses, and Pioneer's agreement to limit the trust's expenses for three years; and

- the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the trust are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other closed-end investment companies which are expected to be leveraged that invest in international securities; and (3) the relative performance of other funds advised by Pioneer that invest a significant portion of their assets in debt and equity securities of non-U.S. issuers compared to other investment companies with similar objectives and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the trust's investment advisory agreement.]

CODE OF ETHICS

The trust and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the trust, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

INVESTMENT ADVISER

[The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2003, assets under management were approximately $137 billion worldwide, including over $33 billion in assets under management by

Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objectives and policies, subject to the supervision of the trust's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the Trustees on the trust's investments and performance.

Under the investment advisory agreement, Pioneer is not liable to the trust except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the trust, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.

The trust has retained [ ] (the "Administrator") to act as administrator of the trust. Pursuant to an administration agreement, the trust pays the Administrator a fee at a monthly rate equal to the greater of $[ ] or [ ]% of the trust's average daily managed assets up to $] and [ ]% for average daily managed assets in excess of $[ ].]

[PIMSS has entered into a transfer agency agreement with the trust pursuant to which PIMSS provides certain transfer agency services to the trust. Under the transfer agency agreement, the trust will reimburse PIMSS for its cost of providing such services to the trust. PIMSS has retained Mellon Investor Services, LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the trust. The trust will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the trust or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.]

DIRECT REGISTRATION OF TRUST SHARES

Through Mellon, the trust has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein Mellon will process transfers of common shares utilizing DTC's Profile Modification System.

COMPENSATION AND EXPENSES

[Under the investment advisory agreement, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to [ ]% of the trust's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust. The advisory fee payable by the trust to Pioneer is higher than the fees paid by most U.S. investment companies.

The trust's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its investment advisory agreement with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for trust accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and

Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the trust's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the trust, Pioneer or any other agent of the trust may incur
(I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the trust. In addition, the trust will pay all brokers' and underwriting commissions chargeable to the trust in connection with securities transactions to which the trust is a party.

Pioneer has agreed for the first [ ] years of the trust's investment operations to limit the trust's total expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the trust to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to [ ]% of the trust's average daily managed assets. The dividend on any preferred shares is not an expense. Pioneer may subsequently recover reimbursed expenses (within [ ] years of being incurred) from the trust if the trust's total expenses are less than [ ]% of average daily managed assets.]

[DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory agreement were approved by the trust's Board of Trustees at a meeting of the Board of Trustees held on [ ], 2004, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940
Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the trust's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.

The investment advisory agreement was approved by the sole common shareholder of the trust as of [ ], 2004.

Unless earlier terminated as described below, the investment advisory agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the trust and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the trust. The investment advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the trust and will terminate in the event it is assigned (as defined in the 1940
Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the trust) or from engaging in other activities.]

POTENTIAL CONFLICTS OF INTEREST

The trust is managed by Pioneer, which also serves as investment adviser to other Pioneer funds and other accounts with investment objectives identical or similar to those of the trust. Securities frequently meet the investment objectives of the trust, the other Pioneer funds and such other accounts. In such cases, the decision to recommend a purchase to one trust or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each trust or account presently has in a particular industry and the availability of investment funds in each trust or account.

It is possible that at times identical securities will be held by more than one trust and/or account. However, positions in the same issue may vary and the length of time that any trust or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one trust or account, the resulting participation in volume transactions could produce better executions for the trust. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer funds may have the same or similar investment objectives and policies as the trust, their portfolios do not generally consist of the same investments as the trust or each other, and their performance results are likely to differ from those of the trust.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the trust by Pioneer pursuant to authority contained in the trust's investment advisory agreement. Securities purchased and sold on behalf of the trust normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the trust may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative trust statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the trust as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the trust. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer that has sold shares of the trust as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the trust. The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the trusts' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the trusts that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the trusts incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the trust.

                           REPURCHASE OF COMMON SHARES

The trust is a closed-end investment company and as such its shareholders will not have the right to cause the trust to redeem their shares. Instead, the trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end trusts frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the trust that invest predominantly in debt and equity securities of non-U.S. issuers have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the trust's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the trust and potential increase in the expense ratio of expenses to assets of the trust and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the trust has outstanding preferred shares, the trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the trust will be borne by the trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the trust in anticipation of share repurchases or tenders will reduce the trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the trust's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the trust's status as a regulated investment company under the Code (which would make the trust a taxable entity, causing the trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the trust) or as a registered closed-end investment company under the 1940 Act; (2) the trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the trust or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender


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
offers at or below net asset value will result in the trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the trust's shares may be the subject of repurchase or tender offers from time to time, or that the trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the trust of its common shares will decrease the trust's total assets, which would likely have the effect of increasing the trust's expense ratio. Any purchase by the trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the trust's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the trust's portfolio, the impact of any action that might be taken on the trust or its shareholders and market considerations. Based on these considerations, even if the trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the trust and its shareholders, no action should be taken.

                         U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the trust. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The trust intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the trust, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the 90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the trust invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the trust. Consequently, the trust may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust generally will not be subject to U.S. federal income tax on any income of the trust, including long-term capital gains, distributed to shareholders. However, if the trust meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the trust will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the trust's distributions will be sufficient to avoid entirely this tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the trust intends to declare a dividend from all or a portion of its net investment income monthly. The trust intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the trust to avoid U.S. federal income or excise tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the trust will be automatically reinvested in additional full and fractional shares of the trust. For U.S. federal income tax purposes, all dividends generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the trust. In general, assuming that the trust has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the trust, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the trust.

Dividend income distributed to individual shareholders may qualify for such maximum 15% tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the trust's investments in stock of certain foreign corporations and U.S. corporations (if any), provided that certain holding period and other requirements are met by both the trust and the shareholders. Capital gain dividends distributed by the trust to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

In the case of securities lending transactions, payments in lieu of dividends are not tax-qualified dividends, and dividends received by the trust from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the trust's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income. Distributions by the trust in excess of the trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A dividend that is attributable to qualified dividend income of the trust that is paid by the trust to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the trust held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Although current law only provides a 120-day period for holding such stock, a proposed technical correction to the law would extent such period to 121 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax return.

A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Shareholders receiving a distribution in the form of additional shares issued by the trust will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the trust distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution.

The trust's dividends and distributions are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

If the trust retains any net capital gain for a taxable year, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim retrusts to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the trust as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the trust may be "spilled back" and treated as paid by the trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the trust in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to the trust's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the trust to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the trust's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the trust or its shareholders in future years.

If the trust acquires any equity interest (generally including not only stock but also, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the trust could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the trust is timely distributed to its shareholders. The trust would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the trust to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The trust may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

If the trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the trust elects to include market discount in income currently), the trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the trust must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The trust may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the trust. Tax rules are not entirely clear about issues such as when the trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the trust utilizes leverage through borrowing or issuing preferred shares, a failure by the trust to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the trust's ability to make distributions on its common shares. Such a limitation or suspension could prevent the trust from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the trust's favorable tax treatment for taxation as a regulated investment company under the Code and/or might subject the trust to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the trust may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the trust and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The trust will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the trust is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the trust and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the trust's portfolio or undistributed taxable income of the trust. Consequently, subsequent distributions by the trust with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of trust shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in trust shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if trust shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the trust are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If the trust enters into a credit default swap, the trust may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the trust's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the trust could be subject to penalties under the Code.

Options written or purchased and futures contracts entered into by the trust on certain securities or indices may cause the trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the trust as long-term or short-term. Additionally, the trust may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the trust may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the trust's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the trust's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the trust's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the trust, the timing or character of income recognized by the trust could be affected, requiring the trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and net capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the trust intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the trust will designate dividends constituting qualified dividend income, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the trust's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the trust may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the trust (not in excess of its actual tax liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions they actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the trust makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the trust (not in excess of the tax actually owed by the trust) in computing their income subject to U.S. federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the trust, although such shareholders will be required to include their share of such taxes in gross income if the trust makes the election described above.

If the trust makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the trust realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the trust that is deemed, under the Code, to be U.S.-source income in the hands of the trust. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the trust does make the election, it will provide required tax information to shareholders. The trust generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distributions requirements.

Federal law requires that the trust withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of trust shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as banks and financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the trust and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the trust. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the trust may be illustrated and/or compared with that of other investment companies with a similar investment objectives and policies and to relevant indices. For example, yield or total return of the trust's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index; the MSCI EAFE (Europe, Australasia, Far
East) Index; the MSCI All Country World Free ex USA Index; the ML Global High Yield and Emerging Markets Plus Index; the S&P 500 Index; or other comparable indices or investment vehicles. In addition, the performance of the trust's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The trust may also include securities industry or comparative performance information generally and in advertising or materials marketing the trust's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the trust is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker

Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the trust.

The trust may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the trust since inception.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

PIONEER. From time to time, Pioneer or the trust may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele. Pioneer has more than [180] equity and fixed-income managers and analysts worldwide.

Advertisements for the trust may make reference to certain other open- or closed-end investment companies managed by Pioneer.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the trust with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                           [TO BE FILED BY AMENDMENT]

APPENDIX A - DESCRIPTION OF RATINGS(1)

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on trusts employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock, which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

      - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking trust payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                              PROXY VOTING POLICIES
                                AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

                                            TABLE OF CONTENTS

OVERVIEW.........................................................................................       B-3

      PROXY VOTING PROCEDURES....................................................................       B-3

      PROXY VOTING SERVICE.......................................................................       B-3

      PROXY COORDINATOR..........................................................................       B-4

      REFERRAL ITEMS.............................................................................       B-4

      CONFLICTS OF INTEREST......................................................................       B-5

      SECURITIES LENDING.........................................................................       B-5

      SHARE-BLOCKING.............................................................................       B-5

      RECORD KEEPING.............................................................................       B-6

      DISCLOSURE.................................................................................       B-6

      PROXY VOTING OVERSIGHT GROUP...............................................................       B-7

      AMENDMENTS.................................................................................       B-7

PROXY VOTING POLICIES............................................................................       B-7

      ADMINISTRATIVE.............................................................................       B-8

      AUDITORS...................................................................................       B-8

      BOARD OF DIRECTORS.........................................................................       B-9

      TAKEOVER-RELATED MEASURES..................................................................       B-10

      CAPITAL STRUCTURE..........................................................................       B-12

      COMPENSATION...............................................................................       B-13

      CORPORATE GOVERNANCE.......................................................................       B-14

      MERGERS AND RESTRUCTURINGS.................................................................       B-15

      MUTUAL FUNDS...............................................................................       B-15

      SOCIAL ISSUES..............................................................................       B-16

                                    OVERVIEW

      Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

      The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

      Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

      Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

      ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

      Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

      Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

      From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

      If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

      A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

            - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

            - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

            - An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

            - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

      In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

      "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

      The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

            - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

            -     Retains a record of the vote cast;

            - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

            - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

      The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

                  - A record memorializing the basis for each referral vote cast;

                  - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

                  - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

      Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

      Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

      The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

      The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

      Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A.

                              PROXY VOTING POLICIES

      Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

      All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

      Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

      Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

      While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

      We will generally support these and similar management proposals:

            -     Corporate name change.

            -     A change of corporate headquarters.

            -     Stock exchange listing.

            -     Establishment of time and place of annual meeting.

            -     Adjournment or postponement of annual meeting.

            -     Acceptance/approval of financial statements.

            - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            -     Approval of minutes and other formalities.

            - Authorization of the transferring of reserves and allocation of income.

            -     Amendments to authorized signatories.

            - Approval of accounting method changes or change in fiscal year-end.

            -     Acceptance of labor agreements.

            -     Appointment of internal auditors.

      Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

      We normally vote for proposals to:

            - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

            -     Restore shareholder rights to ratify the auditors.

      We will normally oppose proposals that require companies to:

            -     Seek bids from other auditors.

            - Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

            -     Indemnify auditors.

            - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

      On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

      Pioneer will vote for:

            - Audit, compensation and nominating committees composed of independent directors exclusively.

            - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

            - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

            -     Election of an honorary director.

      We will vote against:

            -     Minimum stock ownership by directors.

            - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

            - Requirements for union or special interest representation on the board.

            -     Requirements to provide two candidates for each board seat.

      We will vote on a case-by-case basis on these issues:

            - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

      In uncontested elections of directors we will vote against:

            - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

            - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

      We will also vote against:

            - Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

            - Directors who appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by-case basis on these issues:

            - Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

            -     Contested election of directors.

            - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

            -     Mandatory retirement policies.

            - Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

      Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

      Pioneer will vote for:

            -     Cumulative voting.

            -     Increase ability for shareholders to call special meetings.

            -     Increase ability for shareholders to act by written consent.

            -     Restrictions on the ability to make greenmail payments.

            -     Submitting rights plans to shareholder vote.

            -     Rescinding shareholder rights plans ("poison pills").

            -     Opting out of the following state takeover statutes:

      - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

      - Control share cash-out provisions, which require large holders to acquire shares from other holders.

      - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

      - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

      - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

      -     Fair price provisions.

      -     Authorization of shareholder rights plans.

      -     Labor protection provisions.

      -     Mandatory classified boards.

      We will vote on a case-by-case basis on the following issues:

            - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

            - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

            -     Proposals that allow shareholders to nominate directors.

      We will vote against:

            - Classified boards, except in the case of closed-end mutual funds.

            - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

            -     Classes of shares with unequal voting rights.

            -     Supermajority vote requirements.

            - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

            - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

            - Extension of advance notice requirements for shareholder proposals.

            - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

            - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

            -     Changes in par value.

            - Reverse splits, if accompanied by a reduction in number of shares.

            - Share repurchase programs, if all shareholders may participate on equal terms.

            -     Bond issuance.

            -     Increases in "ordinary" preferred stock.

            - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

            -     Cancellation of company treasury shares.

      We will vote on a case-by-case basis on the following issues:

            - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

            - Increase in authorized common stock. We will make a determination considering, among other factors:

      -     Number of shares currently available for issuance;

      - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

      -     Proposed use of the additional shares; and

      - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

            - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

            -     Proposals to submit private placements to shareholder vote.

            -     Other financing plans.

      We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

      Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

      Pioneer will vote for:

            -     401(k) benefit plans.

            - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

            - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

      -     Amendments to performance plans to conform with OBRA;

      -     Caps on annual grants or amendments of administrative features;

      -     Adding performance goals; and

      -     Cash or cash-and-stock bonus plans.

            - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

            -     Require that option repricings be submitted to shareholders.

            -     Require the expensing of stock-option awards.

            - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

            - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

      We will vote on a case-by-case basis on the following issues:

            - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

      - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A + B + C) / (A + B + C + D), where

                          A = Shares reserved for plan/amendment,
                          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

      -     The plan must not:

            - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

      - We are generally in favor of proposals that increase participation beyond executives.

            -     All other employee stock purchase plans.

            - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

            - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

            - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

            -     Elimination of stock option plans.

      We will vote on a case-by-case basis on these issues:

            -     Limits on executive and director pay.

            -     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

      Pioneer will vote for:

            -     Confidential Voting.

            - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

            - Proposals requiring directors to disclose their ownership of shares in the company.

      We will vote on a case-by-case basis on the following issues:

            - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

            - Bundled proposals. We will evaluate the overall impact of the proposal.

            - Adopting or amending the charter, bylaws or articles of association.

            - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

      We will vote against:

            - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

            -     Limitations on stock ownership or voting rights.

            -     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

      Pioneer will vote on the following and similar issues on a case-by-case basis:

            -     Mergers and acquisitions.

            - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

            -     Debt restructurings.

            -     Conversion of securities.

            -     Issuance of shares to facilitate a merger.

            -     Private placements, warrants, convertible debentures.

            - Proposals requiring management to inform shareholders of merger opportunities.

      We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

      Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

      Pioneer will vote for:

            -     Establishment of new classes or series of shares.

            -     Establishment of a master-feeder structure.

      Pioneer will vote on a case-by-case on:

            - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

            -     Approval of new or amended advisory contracts.

            -     Changes from closed-end to open-end format.

            -     Authorization for, or increase in, preferred shares.

            -     Disposition of assets, termination, liquidation, or mergers.

            - Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

      Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

            - Conduct studies regarding certain issues of public concern and interest;

            - Study the feasibility of the company taking certain actions with regard to such issues; or

            - Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

      We believe these issues are important and should receive management attention.

      Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.    Financial Statements.

      Part  A: Financial Highlights (not applicable)

      Part  B: Financial Statements (to be filed by amendment)

2.    Exhibits:

      (a)(1)    Agreement and Declaration of Trust. (1)
      (a)(2)    Certificate of Trust. (1)
      (b)       By-Laws. (1)
      (c)       None.
      (d)       Specimen Share Certificate. *
      (e)       Automatic Dividend Reinvestment Plan. *
      (f)       None.
      (g) Form of Investment Advisory Agreement with Pioneer Investment Management, Inc. *
      (h) Form of Purchase Agreement among the Registrant, Pioneer Investment Management, Inc. and Underwriters. *
      (i)       None.
      (j)       Form of Custodian Agreement. *
      (k)(1) Form of Administration Agreement among the Registrant, Princeton Administrators, L.P. and Pioneer Investment Management, Inc. *
      (k)(2) Form of Administration Agreement with Pioneer Investment Management, Inc. *
      (k)(3)    Form of Investment Company Service Agreement. *
      (k)(4)    Form of Sub-Transfer Agent Services Agreement. *
      (k)(5)    Form of Additional Compensation Agreement. *
      (k)(6) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc. *
      (l)       Opinion of Counsel. *
      (m)       None.
      (n)       Consent of Independent Auditors. *
      (o)       Not applicable.
      (p)       Initial Share Purchase Agreement. *
      (q)       None.
      (r)       Code of Ethics. *
      (s)       Powers of Attorney. *

(1)   Filed herewith.

(*)   To be filed by amendment.

Item 25.   Marketing Arrangements

Reference is made to the purchase agreement among the Registrant, Pioneer Investment Management, Inc. and the Underwriters for the Registrant's common shares of beneficial interest to be filed by amendment.

Item 26.   Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

         Registration Fees                      $_____
         New York Stock Exchange listing fee    $_____
         Printing (other than certificates)     $_____
         Engraving and printing certificates    $_____
         Accounting fees and expenses           $_____
         Legal fees and expenses                $_____
         NASD fee                               $_____
         Miscellaneous                          $_____
         Underwriting fee                       $_____
                     Total                      $_____

Item 27.    Persons Controlled by or Under Common Control

None

Item 28.    Number of Holders of Securities

As of March 19, 2004, the number of record holders of each class of securities of the Registrant was

                       (1)                           (2)
         Title of Class                   Number of Record Holders

         Common Shares (no par value)     0

Item 29.    Indemnification

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated March 19, 2004, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registration pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.    Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investment manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investment's directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredito subsidiaries.

                                         OTHER BUSINESS, PROFESSION, VOCATION OR
                                         EMPLOYMENT OF SUBSTANTIAL NATURE WITH
NAME OF DIRECTOR/OFFICER                 LAST TWO FISCAL YEARS

John F. Cogan, Jr.                       Of Counsel, Hale and Dorr LLP, 60 State
                                         Street, Boston, Massachusetts 02109

Item 31.    Location of Accounts and Records

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 32.    Management Services

Not applicable.

Item 33.    Undertakings

     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 19th day of March, 2004.

                              PIONEER INTERNATIONAL INCOME &
                              GROWTH TRUST

                              By  /s/ Osbert M. Hood
                                  Osbert M. Hood
                                  Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

/s/ John F. Cogan, Jr.         Chairman of the Board and President
John F. Cogan, Jr.             (Principal Executive Officer)

/s/ Vincent Nave               Chief Financial Officer and Treasurer
Vincent Nave                   (Principal Financial and Accounting
                               Officer)

Trustees:

/s/ Osbert M. Hood             Dated: March 19, 2004
Osbert M. Hood